SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) Oct. 30, 1998 (Oct. 27, 1998)
                                                 ----------------------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)


           New Jersey                   1-1031                  22-0743290
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ        08875-6707
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(Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (732) 469-8300
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
                               RONSON CORPORATION
                                 FORM 8-K INDEX




        ITEM 5.    OTHER EVENTS

        ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Item 5.  Other Events

         On October 27, 1998, the Registrant, Ronson Corporation (the "Company"), at its Annual Meeting of Shareholders, distributed the Ronson
Corporation Evaluation of Certain Investments of Warren Lichtenstein/Steel Partners (WL/SP), (the "Evaluation"). The Evaluation is attached hereto as Exibit 99.a).


Item 7.  Financial Statements and Exhibits

         a) Financial Statements: None.

         b) Pro Forma Financial Information: None.

         c) Exhibits:


            99.a) Ronson Corporation Evaluation of Certain Investments of Warren Lichtenstein/Steel Partners (WL/SP).


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Ronson Corporation



                                      /s/Daryl K. Holcomb
                                      -------------------------
                                      Daryl K. Holcomb
                                      Vice President and
                                      Chief Financial Officer,
                                      Controller and Treasurer



Dated: October 30, 1998